 LVIP Cohen & Steers Global Real Estate Fund(Standard and Service Class)
Summary ProspectusMay 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Cohen & Steers Global Real Estate Fund (fund) is to seek total return through a combination of current income and long-term capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%	0.95%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	1.10%	1.35%
Less Fee Waiver[1]	(0.22%)	(0.22%)
Net Expenses (After Fee Waiver)	0.88%	1.13%
[1]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% of the first $250 million of average daily net assets of the fund and 0.32% of the excess over $250 million of average daily net assets of the fund. The agreement will continue at least through April 30, 2012.
ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with fee waiver for the one year contractual period and the total operating expenses without fee waiver for the years two through ten. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

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	1 year	3 years	5 years	10 years
Standard Class	$90	$328	$585	$1,320
Service Class	$115	$406	$718	$1,605
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 119% of the average value of its portfolio. Principal Investment Strategies The fund pursues its objective by investing primarily in equity securities of companies in the real estate industry located throughout the world, including Real Estate Investment Trusts (REITs) and other publicly traded real estate companies. The fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries. Under normal circumstances, at least 80% of the fund’s assets will be invested in securities of companies in the real estate industry including REITs and domestic and foreign real estate companies. A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate. The fund is classified as non-diversified.The sub-adviser adheres to an integrated, relative value investment process to achieve the total return objective. In this regard, a proprietary valuation model ranks global securities on price-to-net asset value (NAV), which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their NAV estimates. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Real Estate Sector Risk: Since the fund is concentrated in the real estate industry, it is less diversified than other funds investing in a broad range of industries and, therefore, could experience price declines when conditions are unfavorable in the real estate industry.
  Real Estate Risk: Risks include the possible decline of real estate value, lack of mortgage funds availability, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, damages from natural disasters, and changes in interest rates. Foreign real estate investment presents additional risks which are not present in U.S. real estate investment.
  Real Estate Investment Trusts (REITs) Risk: The value of REIT shares is affected by, among other factors, changes in the value of the underlying properties owned by the REIT, or by changes in the prospect for earnings, or cash flow of the REIT itself. Certain risks associated with general real estate ownership apply to the fund’s REIT investments, including risks related to economic conditions, lack of availability of financing or changes in interest rates.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.

2	LVIP Cohen & Steers Global Real Estate Fund

Fund PerformanceThe following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund’s Standard Class from year to year; and (b) how the average annual returns of the fund’s one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.
During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the second quarter of 2009 at: 36.16%.The fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (30.46%).
	Average Annual Total Returns For periods ended 12/31/10
	1 year	Lifetime Since inception (4/30/07)
LVIP Cohen & Steers Global Real Estate Fund – Standard Class	17.96%	(7.10%)
LVIP Cohen & Steers Global Real Estate Fund – Service Class	17.66%	(7.33%)
FTSE EPRA/NAREIT Global Real Estate Index	20.40%	(7.31%)
Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Cohen & Steers Capital Management, Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
Joe Harvey	President	Since May 2007
Scott Crowe	Senior Vice President	Since April 2008
Chip McKinley	Senior Vice President	Since April 2008
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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